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                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 22, 1996 appearing on page 21 of Arbor Software Corporation's Annual Report on Form 10-K for the year ended March 31, 1996.



PRICE WATERHOUSE LLP
San Jose, California
August 19, 1996